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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               -----------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  July 21, 1995





                           SOFTKEY INTERNATIONAL INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





Delaware                          0-13069                        94-2562108
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(STATE OR OTHER                (COMMISSION                      (IRS EMPLOYER
 JURISDICTION OF               FILE NUMBER)                  IDENTIFICATION NO.)
 INCORPORATION)




One Athenaeum Street, Cambridge, Massachusetts                        02142
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)




Registrant's telephone number, including area code: (617) 494-1200





                                      N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


                           Total Number of Pages: 32
                        Exhibit Index Appears on Page 5
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     Item 2.  Acquisition or Disposition of Assets
              ------------------------------------

               On July 21, 1995, SoftKey International Inc., a Delaware corporation (the "Company"), acquired all of the aggregate share capital of tewi Verlag GmbH, a German limited liability company ("tewi"), pursuant to a Share Purchase Agreement (the "Share Purchase Agreement") dated such date by and among the Company, Ziff-Davis Verlag GmbH, a German limited liability company ("Ziff-Davis"), and Helmut Kunkel ("Kunkel") in exchange for cash consid-eration paid to Ziff-Davis of $11,564,070 and cash con-sideration paid to Kunkel of $1,454,600 as well as the issuance of 99,045 shares of common stock, par value $.01 per share, of the Company (the "Common Stock") to Kunkel. Tewi is a publisher and distributor of CD-Rom software and computer-related books. The foregoing description of the Share Purchase Agreement is qualified in its entirety by reference to the text of the Share Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

               Additionally, on the same date, the Company and Kunkel entered an Earn-Out Agreement (the "Earn-Out Agreement") pursuant to which the Company shall pay Kunkel up to DM 2,160,000 in Common Stock upon the satis-faction of certain revenue and operating income targets by tewi in fiscal year 1996 and fiscal year 1997. The foregoing description of the Earn-Out Agreement is quali-fied in its entirety by reference to the text of the Earn-Out Agreement, which is filed as Exhibit 2.2 hereto and incorporated by reference herein.

               The Company funded the cash portion of the purchase price for the aggregate share capital of tewi with available cash.

               The press release announcing, among other things, the consummation of the transactions described herein is attached as Exhibit 99.1 hereto and incorpo-rated by reference herein.



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     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits.
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               (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                    At the time of the filing of this Form 8-
                    K, it is impracticable for the Company to provide the financial statements required by Rule 3-05(b) of Regulation S-X with respect to the acquisition of the aggre-gate share capital of tewi. Such required financial information will be filed by amendment under cover of Form 8-K/A not later than October 4, 1995, in accordance with Item 7(a)(4) of Form 8-K.

               (b) PRO FORMA FINANCIAL INFORMATION. At the time of the filing of this Form 8-K, it is impracticable for the Company to provide the pro forma financial information re-quired by Rule 11-d(c) of Regulation S-X with respect to the acquisition of the aggregate share capital of tewi. Such required financial information will be filed by amendment under cover of Form 8-K/A not later than October 4, 1995, in ac-cordance with Item 7(b)(2) of Form 8-K.

               (c)  Exhibits.
                    --------

                     2.1    Share Purchase Agreement dated July
                            21, 1995 by and among the Company,
                            Ziff-Davis and Kunkel.

                     2.2    Earn-Out Agreement dated July 21,
                            1995 by and between the Company and
                            Kunkel.

                     99.1   Press release dated July 25, 1995.




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                             SIGNATURE

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SOFTKEY INTERNATIONAL INC.
                                    ---------------------------
                                    (Registrant)


                                    By: /s/ R. Scott Murray
                                        -----------------------
                                        R. Scott Murray
                                        Chief Financial Officer



August 4, 1995
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(Date)







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
                                 Exhibit Index
                                 -------------



Exhibit
No.                           Exhibit Description                 Sequential
                                                                    Page No.
 2.1                Share Purchase Agreement dated July
                    21, 1995 by and among the Company,
                    Ziff-Davis and Kunkel

 2.2                Earn-Out Agreement dated July 21,
                    1995 by and between the Company and
                    Kunkel

99.1                Press release dated July 25, 1995

99.2                Financial Statements of Business
                    Acquired (to be filed by amendment)

99.3                Pro Forma Financial Information (to
                    be filed by amendment)










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